UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2024

MRC GLOBAL INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35479	20-5956993
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 2300

Houston, Texas 77010

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 1, 2024, MRC Global Inc. (“MRC Global” or the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Engine Capital L.P. and certain affiliates thereof (collectively, “Engine Capital”).

Pursuant to the Cooperation Agreement, the Company agreed, among other things, to appoint Daniel B. Silvers (the “New Director”) as a member of the board of directors of the Company (the “Board”) and the Compensation & Human Capital Committee and the ESG & Enterprise Risk Committee of the Board, effective as of April 1, 2024. The New Director (or any replacement nominee selected in accordance with the terms and conditions of the Cooperation Agreement) will be nominated by the Board to stand for election for a full term at the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). Until the earlier of (i) the date that is 30 days prior to the nomination deadline for the 2025 Annual Meeting of Stockholders of the Company and (ii) 120 days prior to the first anniversary of the 2024 Annual Meeting, subject to extension by in the event the Company and Engine Capital mutually agree to extend the tenure of the New Director (or his replacement) (the “Termination Date”), the size of the Board will not exceed 11 directors.

Pursuant to the Cooperation Agreement, Engine Capital has agreed to abide by certain standstill restrictions, voting commitments, confidentiality and publicity and other provisions. The Cooperation Agreement also includes procedures regarding the replacement of the New Director upon certain events and a mutual non-disparagement provision. Engine Capital’s right to participate in the selection of the replacement New Director, and the Company’s obligations with respect to the appointment of a replacement New Director, is subject, among other things, to Engine Capital owning a “net long position” of, or having aggregate net long economic exposure to, at least 2.5% of the Company’s then outstanding common stock.

Engine Capital has, contemporaneously with entry into the Cooperation Agreement, withdrawn its nomination notice, dated as of February 2, 2024 (as amended by that certain Notice of Withdrawal, dated March 14, 2024), submitted to the Company.

The foregoing summary of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cooperation Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 is incorporated herein by reference.

On April 1, 2024, Daniel B. Silvers was appointed to the Board as a director, effective immediately. Mr. Silvers will serve until the 2024 Annual Meeting or until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. In connection with Mr. Silver’s appointment, the Board has increased the size of the Board from 10 to 11 directors. As previously disclosed, Barbara J. Duganier will not be standing for re-election at the 2024 Annual Meeting as she has notified the Board of her desire to not stand for re-election at the 2024 Annual Meeting. Effective as of the end of Ms. Duganier’s term of office, the Board has decreased the size of the Board from 11 to 10 directors.

Mr. Silvers, age 47, has served as the managing member of Matthews Lane Capital Partners LLC, an investment firm, since 2015. Additionally, Mr. Silvers has served as Executive Chairman of Winventory, Inc., a tech-enabled event ticketing management partner, since January 2024. Previously, Mr. Silvers served as Executive Vice President and Chief Strategy Officer at Inspired Entertainment, Inc., a gaming technology company, between 2016 and 2023 and as Chief Executive Officer and a director of Leisure Acquisition Corp. (“Leisure Acquisition”), a special purpose acquisition company, from 2017 to 2021. Mr. Silvers was the President of SpringOwl Asset Management LLC, an investment management firm, from 2009 to 2015 (including predecessor entities). Mr. Silvers was the President of Western Liberty Bancorp, an acquisition-oriented holding company, from 2009 to 2010. From 2005 to 2009, Mr. Silvers served as a Vice President at Fortress Investment Group LLC, a leading global alternative asset manager. Prior to that, Mr. Silvers was a senior member of the real estate, gaming and lodging investment banking group at Bear, Stearns & Co. Inc., a global financial services firm, from 1999 to 2005. Mr. Silvers previously has served on the boards of directors of several companies, including the following:

•	Leisure Acquisition from 2017 to 2021;

•	Avid Technology, Inc., a global media technology provider, from 2018 to 2023;

•	PICO Holdings, Inc., a diversified holding company, from 2016 to 2018;

•	Forestar Group Inc., a real estate development company, from 2015 to 2017;

•	Ashford Hospitality Prime, a hospitality REIT, in 2017;

•	bwin.party digital entertainment plc, an online gaming company, from 2014 to 2015;

•	International Game Technology PLC, a international gaming technology company, in 2013;

•	Universal Health Services, Inc., a hospital management and health services company, from 2009 to 2011; and

•	India Hospitality Corp., a hospitality and food service company, from 2010 to 2017.

Mr. Silvers holds a B.S. in Economics and a M.B.A. in Finance from The Wharton School of the University of Pennsylvania. Mr. Silvers also received a Corporate Governance certification through the Director Education & Certification Program at the UCLA Anderson School of Management.

Mr. Silvers has been appointed to serve on the Board’s Compensation Committee and its Environmental, Social, Governance & Enterprise Risk Committee. In connection with his appointment to the Board, Mr. Silvers will receive cash retainers pursuant to the Company’s Director Compensation Plan (the “Plan”) and will receive an equity award pursuant to the Plan on substantially the same terms as the equity awards granted to other non-employee MRC Global directors that Plan provides upon his reelection at the Company’s 2024 Annual Meeting. The Plan is described in MRC Global’s Current Report on Form 8-K dated May 4, 2023 and filed as Exhibits 10.7 and 10.7.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

There is no arrangement or understanding between Mr. Silvers and any other persons pursuant to which he was selected as a director other than with respect to the matters referred to in Item 1.01. Mr. Silvers has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Silvers and the Company have entered into the Company’s standard director indemnification agreement, whereby the Company agrees to indemnify, defend and hold its directors harmless from and against losses and expenses incurred as a result of their Board service, subject to the terms and conditions provided in the agreement. The form of indemnification agreement is filed as Exhibit 10.9 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Item 7.01	Regulation FD Disclosure

On April 2, 2024, the Company issued a press release announcing the Cooperation Agreement and Mr. Silvers’ appointment to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

MRC Global has filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”), containing a form of proxy card, with respect to its solicitation of proxies for MRC Global’s 2024 Annual Meeting of Shareholders. The proxy statement is in preliminary form and MRC Global intends to file and mail a definitive proxy statement to shareholders of MRC Global. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY MRC GLOBAL AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by MRC Global free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by MRC Global are also available free of charge by accessing MRC Global’s website at https://www.mrcglobal.com/.

Participants

MRC Global, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by MRC Global. Information about MRC Global’s executive officers and directors and a description of their direct and indirect interests, by security holdings or otherwise, are included in the preliminary proxy statement and will be included in the definitive proxy statement and other relevant materials that may be filed with the SEC by MRC Global. Information regarding MRC Global’s directors and executive officers is available at “Security Ownership—Directors and Executive Officers,” “Proposal I: Election of Directors,” “Compensation Discussion and Analysis” and “Proposal II: Advisory Approval of Named Executive Officer Compensation” in its preliminary proxy statement for the 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2024. To the extent holdings by our directors and executive officers of MRC Global securities reported in the preliminary proxy statement for the 2024 Annual Meeting or in such Form 8-Ks have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Cooperation Agreement, dated April 1, 2024

99.1	Press Release, dated April 2, 2024, by MRC Global Inc. regarding the Cooperation Agreement

104	Cover Page Interactive Data File - The cover page XBRL tags from this Current Report on Form 8-K are imbedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Name:	Daniel J. Churay
Title:	Executive Vice President – Corporate Affairs, General Counsel and Corporate Secretary

Dated: April 2, 2024